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                                              Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-45450


                         SUPPLEMENT TO THE PROSPECTUS OF
                     MORGAN STANLEY DEAN WITTER GROWTH FUND
                               DATED MAY 31, 2000

     The third paragraph in the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

     The Fund's portfolio is managed within the Sub-Advisor's Institutional Equity Group. Philip Friedman, a Managing Director of the Sub-Advisor, and William Auslander and Peter Dannenbaum, Principals of the Sub-Advisor, have been the primary portfolio managers of the Fund since September 1998 (Messrs. Friedman and Auslander) and February 2001 (Mr. Dannenbaum). Prior to joining the Sub-Advisor in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and prior thereto, from 1990 to 1995, a member of the Equity Research Team at Morgan Stanley & Co. Incorporated. Mr. Auslander joined the Sub-Advisor in 1995 as an equity analyst in the Institutional Equity Group. Mr. Dannenbaum, an equity analyst with the Sub-Advisor, has been employed by the Sub-Advisor for over five years.

March 1, 2001